PLEDGE AGREEMENT

This Pledge Agreement (this “Agreement”) dated as of October 16, 2012 between CAPITAL ONE, NATIONAL ASSOCIATION, having an office at 1001 Avenue of the Americas, 2nd Floor, New York, New York (“Pledgee”) and REIS, INC., a Maryland corporation, with its principal office at 530 Fifth Avenue, Fifth Floor, New York, NY 10036  (“Pledgor”).

BACKGROUND TO THE AGREEMENT

Pledgor, together with Reis Services, LLC, a Maryland limited liability company (“Borrower”) is entering into a Loan and Security Agreement dated as of October 16, 2012 (as amended, modified, restated or supplemented from time to time, the “Loan Agreement”) with Pledgee pursuant to which Pledgee has agreed, subject to the terms and conditions contained therein, to provide certain financial accommodations to Borrower.

Pursuant to Section 16 of the Loan Agreement (as amended, modified, restated or supplemented from time to time, the “Guaranty”), Pledgor has guaranteed to Pledgee the payment and performance of all of the Obligations and indebtedness of Borrower to Pledgee under the Loan Agreement.

In order to induce Pledgee to provide or continue to provide the financial accommodations to Borrower described in the Loan Agreement, and to secure Pledgor’s obligations to Pledgee under the Guaranty, Pledgor has agreed to pledge and grant a security interest to Pledgee in the Collateral (as hereinafter defined).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.  All capitalized terms used herein which are not defined shall have the meanings given to them in the Loan Agreement.

2. Pledge and Grant of Security Interest.  To secure the full and punctual payment and performance of the Obligations and the obligations and liabilities of Pledgor to Pledgee under the Guaranty, (the “Indebtedness”), Pledgor hereby pledges, assigns, hypothecates, transfers and grants a security interest to Pledgee in all of the following (the “Collateral”):

(a) the shares of stock set forth on Schedule A annexed hereto and expressly made a part hereof (the “Pledged Stock”), the certificates representing the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

(b) all of Pledgor’s now owned or hereafter acquired rights (but not its obligations), membership interests and other Capital Stock (whether certificated or uncertificated) in each limited liability company set forth on Schedule A annexed hereto (collectively, the “Pledged Membership Interests”) and each of such limited liability company’s successors, including, without limitation, all rights, proceeds, distributions, interest, dividends, options, warrants, increases, profits and income from such limited liability company;

(c) all additional (i) shares of stock of any issuer of the Pledged Stock (and the certificates representing such additional shares), (ii) membership interests of any issuer of the Pledged Membership Interests and the certificates evidencing such Pledged Membership Interests (to the extent certificated) in each limited liability company set forth on Schedule A  (each of the foregoing, an “Issuer”) from time to time acquired by Pledgor in any manner, including, without limitation, stock dividends or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (which shares and certificates shall be deemed to be part of the Collateral), and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares of the Pledged Stock or Pledged Membership Interests; and

(d) all options and rights, whether as an addition to, in substitution of or in exchange for any shares of the Pledged Stock or Pledged Membership Interests;

provided, however, that the Collateral shall not include any Equity Interests which are excluded from the definition of “Collateral” in the Loan Agreement or are not otherwise required to be pledged to Lender pursuant to the Loan Agreement.

3. Delivery of Collateral.  All certificates representing or evidencing (i)  the Pledged Stock and (ii) certificated Pledged Membership Interests (including Pledged Membership Interests which become certificated after the date hereof) shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee.  Pledgor hereby authorizes the Issuer upon demand by Pledgee to deliver any certificates, instruments or other distributions issued in connection with the Collateral directly to Pledgee, in each case to be held by Pledgee, subject to the terms hereof.  Pledgee shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of Pledgee or any of its nominees any or all of the Pledged Stock or Pledged Membership Interests.  In addition, Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Stock or Pledged Membership Interests for certificates or instruments of smaller or larger denominations.

4. Representations and Warranties of Pledgor.  Pledgor represents and warrants to Pledgee, as of the Closing Date and as of the date of the making of each Advance and issuance of Standby Letter of Credit (or other extension of credit) made or issued thereafter, as though made on and as of the date of such Advance and issuance of such Standby Letter of Credit (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be deemed made as of such earlier date), that:

(a) Pledgor has the requisite power and authority to enter into this Agreement, to pledge the Collateral for the purposes described herein and to carry out the transactions contemplated by this Agreement.

(b) The execution, delivery and performance by Pledgor of this Agreement and the pledge of the Collateral hereunder have been duly and properly authorized and do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgor.

(c) This Agreement constitutes the legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms.

(d) Pledgor is the direct and beneficial owner of each share of the Pledged Stock and/or the Pledged Membership Interests.

(e) All of the shares of the Pledged Stock and the Pledged Membership Interests have been duly authorized, validly issued and are fully paid and nonassessable.

(f) Upon delivery of the Pledged Stock and the Pledged Membership Interests to Pledgee or an agent for Pledgee, this Agreement creates and grants a valid first lien on and perfected security interest in the Collateral and the proceeds thereof, subject to no prior security interest, mortgage, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever (collectively, “Liens”) or to any agreement purporting to grant to any third party a Lien upon the property or assets of Pledgor which would include the Collateral.

(g) There are no restrictions on transfer of the Pledged Stock or the Pledged Membership Interests contained in the certificate of incorporation or by-laws, or the certificate of formation, limited liability company agreement or other organizational documents, as the case may be, of the Issuer or otherwise which have not otherwise been enforceably and legally waived by the necessary parties.

(h) None of the Pledged Stock or the Pledged Membership Interests has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(i) There are no pending or, to the best of Pledgor’s knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral.

(j) No consent, approval, authorization or other order of any Person and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required by the Pledgor either (i) for the pledge of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement or (ii) for the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

(k) No notification of the pledge evidenced hereby to any Person is required.

(l) The Pledged Stock and the Pledged Membership Interests constitute one hundred percent (100%) of the issued and outstanding shares of capital stock and limited liability company interests of the Issuers thereof set forth on Schedule A annexed hereto.

(m) As of the date hereof, there are no existing options, warrants, calls or commitments of any such character whatsoever relating to any Pledged Stock or Pledged Membership Interests and no indebtedness or other security convertible into any Pledged Stock or Pledged Membership Interests.

5. Covenants.  Until such time as all of the Indebtedness has been paid in full and the Loan Agreement and Guaranty have been irrevocably terminated, Pledgor shall:

(a) Not sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Collateral or any interest therein (except as permitted by the Loan Agreement) nor create, incur or permit to exist any Lien whatsoever with respect to any of the Collateral or the proceeds thereof other than that created hereby and as permitted by the Loan Agreement.

(b) At Pledgor’s expense, defend Pledgee’s right, title and security interest in and to the Collateral against the claims of any Person that are adverse to Pledgee and keep the Collateral free from all Liens (other than Permitted Liens), except for the Liens granted to Pledgee under this Agreement.

(c) At any time, and from time to time, upon the written request of Pledgee, execute and deliver such further documents and do such further acts and things as Pledgee may reasonably request in order to effect the purposes of this Agreement including, but without limitation, delivering to Pledgee upon the occurrence of an Event of Default irrevocable proxies in respect of the Collateral in form satisfactory to Pledgee.  Until receipt thereof, this Agreement shall constitute Pledgor’s proxy to Pledgee or its nominee to vote all shares of Collateral then registered in Pledgor’s name during the continuation of an Event of Default.

(d) Within two (2) Business Days of receipt thereof by Pledgor, deliver to Pledgee all notices and statements relating to the Collateral received by Pledgor.

(e) Not consent to or approve the issuance of (i) any additional shares of any class of capital stock or limited liability company interests of the Issuer; (ii) any securities convertible either voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or any securities exchangeable for, any such shares; or (iii) any warrants, options, contracts or other commitments entitling any person to purchase or otherwise acquire any such shares.

6. Voting Rights and Dividends.  So long as no Event of Default shall have occurred and be continuing and Pledgor has received no written notice from Pledgee stating its intention to exercise its rights and remedies under this Section 6, (i) Pledgor shall be entitled to exercise any and all voting, management, administration and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Loan Agreement or any other Loan Document; provided that Pledgor shall give at least five (5) days’ written notice of the manner in which Pledgor intends to exercise, or the reasons for refraining from exercising, any voting rights or other powers other than with respect to any election of directors and voting with respect to any incidental matters and (ii) Pledgor shall be entitled to receive and retain, free and clear of the Lien hereof, any and all dividends and all other distributions in respect of any Collateral, if and to the extent made in accordance with the provisions of the Loan Agreement; provided, however, that any and all (A) non-cash distributions paid, received or otherwise distributed in respect of, or in exchange for, any Collateral, (B) cash distributions paid in respect of any of the Collateral in connection with a liquidation or dissolution or reorganization or in connection with a reduction of capital, capital surplus, stock-split, spin-off or similar rearrangement and (C) cash paid or otherwise distributed in respect of principal, or redemption of, or in exchange for, any Collateral, shall be forthwith delivered to Pledgee to hold as Collateral hereunder.  Pledgee shall, upon receiving a written request from Pledgor execute and deliver, at Pledgor’s expense, (or cause to be executed and delivered) to Pledgor all proxies, powers of attorney, consents, ratifications and waivers and other instruments as Pledgor may reasonably request in order to permit Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends and other distributions which it is authorized to receive and retain pursuant to paragraph (ii) above in respect of any of the Collateral.  In addition to Pledgee’s rights and remedies set forth in Section 8 hereof, in case an Event of Default shall have occurred and has been declared by Pledgee, Pledgee shall (i) vote the Collateral, (ii) be entitled to give consents, waivers and ratifications in respect of the Collateral (Pledgor hereby irrevocably constituting and appointing Pledgee, with full power of substitution, the proxy and attorney-in-fact of Pledgor for such purposes) and (iii) be entitled to collect and receive for its own use cash dividends paid on the Collateral.  Pledgor shall not be permitted to exercise or refrain from exercising any voting rights or other powers if, in the reasonable judgment of Pledgee, such action would have a material adverse effect on the value of the Collateral or any part thereof.  All dividends and all other distributions in respect of any of the Collateral, which are received by Pledgor contrary to the provisions of this Section 6 or the Loan Agreement shall be received in trust for the benefit of Pledgee, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to Pledgee as Collateral in the same form as so received (with any necessary endorsement).

7. [RESERVED]

8. Remedies.  Upon the occurrence of an Event of Default, Pledgee may:

(a) Demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral (or any part thereof), as Pledgee may determine in its sole discretion;

(b) Transfer any or all of the Collateral into its name, or into the name of its nominee or nominees;

(c) Exercise all rights with respect to the Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, or upon the exercise by the Issuer of any right, privilege or option pertaining to any of the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it;

(d) Subject to the requirements of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Collateral at the time held by Pledgee, at any private or public sale or auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as Pledgee in its sole discretion may determine, or as may be required by applicable law.

Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder.  At any such sale, unless prohibited by applicable law, Pledgee may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption.  All moneys received by Pledgee hereunder whether upon sale of the Collateral or any part thereof or otherwise shall be held by Pledgee and applied by it as provided in Section 11 hereof.  No failure or delay on the part of Pledgee in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder.  Pledgee shall have no duty as to the collection or protection of the Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Section 11 hereof.  Pledgee may exercise its rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Indebtedness.  In addition to the foregoing, Pledgee shall have all of the rights, remedies and privileges of a secured party under applicable law and the Uniform Commercial Code of New York regardless of the jurisdiction in which enforcement hereof is sought.

9. Registration.  If Pledgee shall exercise its right to sell all or any part of the Collateral, and if, in the opinion of counsel for Pledgee, it is necessary to have the Collateral being sold registered under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), Pledgor will use its commercially reasonable efforts to cause the Issuer to execute and deliver, and to cause the directors and officers of the Issuer to execute and deliver, all at Pledgor’s expense, all such instruments and documents and to do or cause to be done all such other acts and things as may be necessary to register the Collateral being sold under the provisions of the Securities Act.  Pledgor shall cause any such registration statement to become effective and to remain effective for a period of one year from the date of the first public offering of the Collateral being sold and to make all amendments thereto and to related documents which, in the opinion of Pledgee or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.  Pledgor shall also cause the Issuer to comply with the provisions of the “Blue Sky” law of any jurisdiction which Pledgee shall designate in connection with any sale hereunder; and to cause the Issuer to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of at least twelve months but not more than eighteen months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act.

10. Private Sale.  Notwithstanding anything contained in Section 9, Pledgor recognizes that Pledgee may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Collateral) a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that such private sales shall not solely by reason thereof be deemed not to have been made in a commercially reasonable manner.  Pledgor agrees that Pledgee has no obligation (except as provided by Applicable Law) to delay sale of any Collateral for the period of time necessary to permit the Issuer to register the Collateral for public sale under the Securities Act.

11. Proceeds of Sale.  The proceeds of any collection, recovery, receipt, appropriation, realization, disposition or sale of the Collateral shall be applied by Pledgee as follows:

(a) First, to the payment of all costs, expenses and charges of Pledgee and to the reimbursement of Pledgee for the prior payment of such costs, expenses and charges incurred in connection with the care and safekeeping of any of the Collateral (including, without limitation, the expenses of any sale or other proceeding, the expenses of any taking, attorneys’ fees and expenses, court costs, any other fees or expenses incurred or expenditures or advances made by Pledgee in the protection, enforcement or exercise of its rights, powers or remedies hereunder) with interest on any such reimbursement at the rate prescribed in Section 2.9(b) of the Loan Agreement as the Default Rate from the date of payment.

(b) Second, to the payment of the Indebtedness, in whole or in part, in such order as Pledgee may elect, whether such Indebtedness is then due or not due.

(c) Third, to such Persons as required by applicable law including, without limitation, Section 9-615(a)(3) of the Uniform Commercial Code.

(d) Fourth, to the extent of any surplus thereafter remaining, to Pledgor or as a court of competent jurisdiction may direct.

In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Indebtedness, Pledgor shall be liable for the deficiency together with interest thereon at the rate prescribed in Section 2.9(b) of the Loan Agreement as the Default Rate plus the costs and fees of any attorneys employed by Pledgee to collect such deficiency.

Pledgee, in its sole and absolute discretion, with or without notice to Pledgor, may deposit any proceeds of any collection, recovery, receipt, appropriation, realization, disposition or sale of the Collateral in a non-interest bearing cash collateral deposit account to be maintained as security for the Indebtedness.

12. Waiver of Marshaling.  Pledgor hereby waives any right to compel any marshaling of any of the Collateral.

13. Pledgee Appointed Attorney-In-Fact and Performance by Pledgee.  Upon the occurrence of an Event of Default, Pledgor hereby irrevocably constitutes and appoints Pledgee as Pledgor’s true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do in Pledgor’s name, place and stead, all such acts, things and deeds for and on behalf of and in the name of Pledgor, which Pledgor could or might do or which Pledgee may deem necessary, desirable or convenient to accomplish the purposes of this Agreement, including, without limitation, to execute such instruments of assignment or transfer or orders and to register, convey or otherwise transfer title to the Collateral into Pledgee’s name.   Pledgor hereby ratifies and confirms all that said attorney-in-fact may so do and hereby declares this power of attorney to be coupled with an interest and irrevocable until the Obligations are paid in full and until there is no commitment by Pledgee to make further advances, incur obligations or otherwise give value.  During the continuation of an Event of Default, if Pledgor fails to perform any agreement herein contained, Pledgee may itself perform or cause performance thereof, and any costs and expenses of Pledgee incurred in connection therewith shall be paid by Pledgor as provided in Section 24 hereof.

14. Termination.  This Agreement shall terminate and Pledgor shall be entitled to the return, at Pledgor’s expense, of such of the Collateral as has not theretofore been sold, disposed of or otherwise applied pursuant to this Agreement upon payment in full of the Indebtedness and irrevocable termination of the Loan Agreement and Guaranty.

15. Concerning Pledgee.  Pledgee makes no representation to anyone as to the value of the Collateral or any part thereof or as to the validity or adequacy of the security afforded or intended to be afforded thereby or as to the validity of this Agreement.  Pledgee shall be protected in relying upon any notice, consent, request or other paper or document believed by it to be genuine and correct and to have been signed by a proper person.  The permissive rights of Pledgee hereunder shall not be construed as duties of Pledgee.  Pledgee shall be under no obligation to take any action toward the enforcement of this Agreement or rights or remedies in respect of any of the Collateral.  Pledgee shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be within the power or discretion conferred upon it by this Agreement.

16. Notices.  Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with electronic confirmation of receipt, in each case addressed to each party at its address or telecopier number set forth below or at such other address or telecopier number as has been furnished in writing by a party to the other by like notice:

If to Pledgee:	Capital One, National Association 1001 Avenue of the Americas, 2nd Floor

with a copy to: Attention: Facsimile: E-Mail:	New York, New York 10018 Marc Einerman (212) 764-8325 Marc.Einerman@capitalone.com

with a copy to:	Hahn & Hessen LLP
488 Madison Avenue New York, New York 10022 Attention: Telephone: Facsimile:	Daniel J. Krauss (212) 478-7200 (212) 478-7400

If to Pledgor:	Reis, Inc.
530 5th Avenue, 5th Floor New York, NY 10036 Attention: Facsimile: E-Mail:	Mark P. Cantaluppi (212) 421-7442 Mark.Cantaluppi@reis.com

with a copy to: Attention: Facsimile: E-Mail:	Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, NY 10004 Viktor Okasmaa 212-859-4000 viktor.okasmaa@friedfrank.com

17. Governing Law.  This Agreement and all rights and obligations hereunder shall be governed by and construed and enforced in all respects in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York without regard to conflicts of law principles that would require or permit the laws of any other jurisdiction to apply.

18. Waivers. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OTHER AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

19. Litigation.  PLEDGOR EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF EACH COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF NEW YORK FOR ALL PURPOSES IN CONNECTION WITH THIS AGREEMENT.  ANY JUDICIAL PROCEEDING BY PLEDGOR AGAINST PLEDGEE INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A STATE COURT LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK.  PLEDGOR FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS.  PLEDGOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

20. No Waiver; Cumulative Remedies.  Any and all of Pledgee’s rights with respect to the Liens granted under this Agreement shall continue unimpaired, and Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of Pledgor, (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) any delay, extension of time, renewal, compromise or other indulgence granted by Pledgee in reference to any of the Indebtedness.  Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if Pledgor had expressly agreed thereto in advance.  No failure on the part of Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy by Pledgee preclude any other or further exercise thereof or the exercise of any right, power or remedy.  All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

21. Severability.  In case any security interest or other right of Pledgee shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other security interest or other right, privilege or power granted under this Agreement.  In the event that any provision of this Agreement or the application thereof to Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability of any other provision of this Agreement.

22. Counterparts; Facsimiles.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.  Any signature delivered by a party by facsimile or other electronic transmission shall be deemed an original signature hereto.

23. Miscellaneous.

(a) This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and neither this Agreement nor any term hereof may be changed, discharged or terminated orally, but only by an instrument in writing, signed by Pledgee and Pledgor.  No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

(b) This Agreement shall be binding upon Pledgor, and Pledgor’s successors and assigns, and shall inure to the benefit of Pledgee and its successors and assigns.  The term “Pledgee”, as used herein, shall include any successor or assign of Pledgee at the time entitled to the pledged interest in the Collateral.

(c) The headings and captions in this Agreement are for purposes of reference only and shall not constitute part of this Agreement for any other purpose.

24. Expenses.  The Collateral shall also secure, and Pledgor shall pay to Pledgee on demand, from time to time, all costs and expenses, (including but not limited to, attorneys’ fees and costs, taxes, and all transfer, recording, filing and other charges) of, or incidental to, the custody, care, transfer, administration of the Collateral or any other collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of Pledgee under this Agreement or with respect to any of the Indebtedness, except any such costs and expenses that a court of competent jurisdiction finally determines in a non-appealable judgment to have resulted from the gross negligence, willful misconduct or material breach of Lender.

25. Recapture.  Anything in this Agreement to the contrary notwithstanding, if Pledgee receives any payment or payments on account of the Indebtedness, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by Pledgee, Pledgor’s obligations to Pledgee shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to Pledgee, which payment shall be due on demand.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

REIS, INC.

By:  /s/ Mark P. Cantaluppi
  Name: Mark P. Cantaluppi
  Its:

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Marc Einerman
Name: Marc Einerman
Its:

STATE OF NEW YORK                                           )
                     :  ss.:
COUNTY OF NEW YORK                                       )

On the _______ day of _____________, 2012, before me personally came _______________ to me known, who, being by me duly sworn did depose and say that s/he is the ________________ of Reis, Inc., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

________________________________
Notary Public

STATE OF NEW YORK                                           )
                     :  ss.:
COUNTY OF NEW YORK                                       )

On the _______ day of _____________, 2012, before me personally came _______________ to me known, who, being by me duly sworn did depose and say that s/he is the ________________ of Capital One, National Association, the national banking association described in and which executed the above instrument; and that s/he was authorized to sign her/his name thereto.

________________________________
Notary Public

SCHEDULE A

PLEDGED STOCK

Issuer	Class of Stock	Stock Certificate Number	Par Value	Number of Shares
Reis Services, LLC	Membership Units	Uncertificated	$1.00	100